SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
On January 10, 2025, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Decoy Therapeutics MergerSub I, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“First Merger Sub”), Decoy Therapeutics MergerSub II, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Second Merger Sub”), and Decoy. Pursuant to the Merger Agreement, the Company will combine with Decoy (the “Merger”) by causing First Merger Sub to be merged with and into Decoy, with Decoy surviving the merger as a wholly owned subsidiary of the Company (the “First Merger”). Immediately following the First Merger, Decoy will merge with and into Second Merger Sub, with Second Merger Sub being the surviving entity and continuing under the name “Decoy Therapeutics, LLC” as a wholly-owned subsidiary of the Company.
The Merger is structured as a stock-for-stock transaction pursuant to which all of Decoy’s outstanding equity interests will be exchanged based on an exchange ratio for consideration of a combination of (a) shares of the Company’s common stock par value $0.0001 (the “Common Stock”) in an amount up to (i) 19.9% of the Company’s total shares outstanding as of January 10, 2025 minus (ii) any shares of Salarius' Common Stock issued in any private placement between January 10, 2025 and the effective time of the First Merger (the "First Effective Time"), and (b) shares of Series A Preferred Stock, which is a newly designated series of preferred stock (“Preferred Stock”) that is intended to have economic rights equivalent to the Common Stock, but with only limited voting rights, in addition to the assumption of outstanding and unexercised stock options to purchase shares of Common Stock from the Decoy Therapeutics Inc. 2020 Equity Incentive Plan. The number of shares of common stock to be issued at the Closing and the number of shares of common stock underlying the Series A Preferred Stock to be issued at Closing is based on an exchange ratio which assumes a base value of $28.0 million for Decoy and $4.6 million for Salarius, subject in each case to adjustment based on the balance sheet cash available to each Salarius and Decoy at Closing (excluding any proceeds raised in in the Qualified Financing, as defined below). Based on these relative values, before taking into account the dilutive effects of the Qualified Financing, Salarius’ legacy stockholders would retain approximately 14.1% of Salarius on an as-converted-to-common basis and, after giving effect to the exchange ratio and the conversion of the Series A Preferred Stock, Decoy stockholders would own approximately 85.9% of Salarius.
The rights of the Series A Preferred Stock will be set forth in a Certificate of Designation of Preferences, Rights and Limitations that we will file with the Secretary of State of the State of Delaware (the “Certificate of Designation”). The Certificate of Designation provides that the preferred stock will be convertible into shares of Common stock on a 1-for-1000 basis, subject to stockholder approval. Please see “Description of Series A Preferred Stock” for a complete description of the Certificate of Designation and the rights of the Series A Preferred Stock. The Merger was approved by our Board of Directors and the board of directors of Decoy. In addition, following the consummation of the Merger, the Company has agreed to call a special stockholder meeting to approve (i) the conversion of the preferred stock to be issued at the Closing into shares of Common Stock (the “Conversion Proposal”), (ii) a new equity incentive plan in form reasonably agreed to by the parties (the “Equity Plan Proposal”), and (iii) if necessary and advisable, a reverse stock split in a ratio to be approved by our Board of Directors (the “Reverse Stock Split Proposal” and together with the Conversion Proposal and the Equity Plan Proposal, the “Company Stockholder Matters”).
The Merger Agreement contains customary representations and warranties by each of the Company and Decoy, as well as covenants relating to operating each respective business in the ordinary course prior to closing. The closing is conditioned upon, among other things, minimum proceeds from future offerings of at least $6.0 million (collectively, the “Qualified Financing”) and the continued listing of our Common Stock on Nasdaq.
On January 10, 2025, the Company entered into a Warrant Cancellation Agreement. Pursuant to the agreement, a Series A-1 Common Stock Purchase Warrant exercisable for 454,546 shares of the Company's common stock was canceled in exchange for cash of $0.35 million.
The Company issued 286,772 shares of common stock with proceeds of $0.7 million during the period subsequent to December 31, 2024 according to the Purchase Agreement entered into on December 12, 2024 with C/M Capital Master Fund, LP.
The Company issued 24,390 shares of its common stock under the ATM Agreement with Ladenburg Thalmann & Co. Inc in March 2025.